                                                                   Exhibit 10.13

THIS DEBT SETTLEMENT AGREEMENT made as of the 12th day of July, 2000.

BETWEEN:


          Brothers Oil & Gas Inc.
          #1638 - 145 Tyee Drive
          Pt. Roberts, Washington  98281  USA


                      (hereinafter called the "Creditor")

                                                               OF THE FIRST PART

AND:
          NEWLANDS OIL & GAS INC.,
          A company incorporated under the laws of Nevada and with an office in British Columbia,
          300 - 750 West Pender Street, Vancouver, British Columbia  V6C 2T7
          CANADA

                      (hereinafter called the "Debtor")

                                                              OF THE SECOND PART

WHEREAS:

A. As at the date hereof, the Debtor is indebted to the Creditor in the total amount of US $21,960

(the "Debt");

B. The Debtor has agreed to issue to the Creditor a total of 219,600 shares (the "Shares") in the capital stock of the Debtor at a deemed price of US $0.10 per share.

C. The Creditor has agreed to accept the said Shares in full satisfaction of the Debt;


       NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follow:

1. The Creditor hereby agrees to accept from the Debtor the Shares in full satisfaction of the Debt.
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2.     The Creditor hereby agrees that upon the issuance to it of the Shares, the Creditor releases and forever discharges the Debtor, its successors and assigns from all manner of actions, suits, debts due, accounts, bonds, contracts, claims and demands whatsoever which against the Debtor it ever had, now has, or which its successors or assigns or any of them hereafter may have by reason of the Debtor's indebtedness to the Creditor.

3. This Agreement and the rights of the Creditor under it may not be sold, conveyed or otherwise assigned by the Creditor without the prior written consent of the Debtor first having been obtained, which consent shall not be unreasonably withheld.

4. No right of a party hereto shall be prejudiced by events beyond a party's reasonable control including, without limiting the generality of the foregoing, pressures or delays from outside parties, labour disputes, the exigencies of nature, governments, regulatory authorities and acts of God, but excluding the want of funds. All times herein provided for shall be extended by the period necessary to cure any such event and the party affected shall use all reasonable means to do so promptly.

5. This Agreement shall be governed by and be construed in accordance with the laws of British Columbia. The courts of British Columbia shall have sole jurisdiction to hear and determine all manner of disputes and claims arising out of or in any way connected with the laws of British Columbia. The courts of British Columbia shall have sole jurisdiction to hear and determine all manner of disputes and claims arising out of or in any way connected with the construction, breach or alleged, threatened or anticipated breach of this Agreement and determine all questions as to the validity, existence or enforceability thereof.

6.     Time shall be of the essence of this Agreement.

7. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together constitute one and the same instrument.

8. This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns.
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       IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.



SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Julie Ngyuen                           )     /s/ Allen Sewell
----------------------------------           -----------------------------
                                       )     Authorized Signatory
4220 Eton Street                       )     Brothers Oil & Gas Inc.
----------------------------------
                                       )
Burnaby, BC                            )
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SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
Julie Ngyuen                           )     /s/ Negar Towfigh
----------------------------------           -----------------------------
                                       )     Authorized Signatory
4220 Eton Street                       )     Newlands Oil & Gas Inc.
----------------------------------
                                       )
Burnaby, BC                            )
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            RESOLUTIONS OF THE DIRECTORS OF NEWLANDS OIL & GAS INC.
                   (THE "CORPORATION") PASSED WITHOUT MEETING


BE IT RESOLVED THAT:

1. The Corporation do allot, issue and deliver to the following persons the numbers of shares and at the price per share as set out opposite their respective names:


          Name               No. of Common Shares               Price
          ----               --------------------               -----

      Brothers Oil & Gas Inc.        219,600                    $0.10



2. The following Share Certificate representing shares in the capital of the Corporation Issued to Brothers Oil & Gas Inc. for 219,600 shares and the seal of the Corporation be affixed thereto in the presence of any one director of the Corporation:


          Name                    No. of Common Shares
          ----                    --------------------

      Brothers Oil & Gas Inc.     219,600 Common Shares


and that their name and other necessary particulars be entered in the registers of the Company.




/s/ Negar Towfigh
-----------------